UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2018
 Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062
(Address of principal executive offices) (Zip Code)

(847) 239-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 13, 2018, KapStone Paper and Packaging Corporation (“KapStone”) and WestRock Company (“WestRock”) received requests for additional information and documentary materials from the U.S. Department of Justice (“DOJ”) in connection with the pending acquisition of KapStone by WestRock, through Whiskey Holdco, Inc. (“Holdco”).  The requests were issued under notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Frequently referred to as a “second request,” the requests extend the waiting period under the HSR Act until 30 days after WestRock and KapStone have each substantially complied with the second request, unless that waiting period is extended voluntarily by the parties or the waiting period is otherwise terminated by the DOJ. The parties continue working cooperatively with the DOJ as it conducts its review of the proposed transaction.

Completion of the proposed transaction remains subject to KapStone stockholder approval and other customary closing conditions. The transaction is expected to close by the end of the quarter ending September 30, 2018 or during the following quarter.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements can often be identified by words such as “may,” “will,” “should,” “would,’ “expect,” “project,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these terms or other similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the ability of KapStone and WestRock to receive the required regulatory approvals for the proposed acquisition of KapStone by WestRock (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and approval of KapStone’s stockholders and to satisfy the other conditions to the closing of the proposed transaction on a timely basis or at all. There can be no assurance that the proposed transaction will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of WestRock and KapStone on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. These forward-looking statements are made only as of the date hereof and the companies assume no obligation to update any forward-looking statement.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K is being filed in respect of the proposed transaction involving KapStone, WestRock, Holdco, Kola Merger Sub, Inc. and Whiskey Merger Sub, Inc. The proposed transaction will be submitted to KapStone’s stockholders for their consideration. In connection therewith, Holdco filed a registration statement on Form S-4 with the SEC on March 28, 2018, which included a document that serves as a prospectus with respect to the shares that may be issued by Holdco in the proposed transaction and a proxy statement of KapStone (the “proxy statement/prospectus”) and will be mailed to KapStone’s stockholders. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the registration statement and the definitive proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of KapStone, WestRock and Holdco, once such documents are filed with the

SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WestRock will be available free of charge on WestRock’s website at www.westrock.com or by contacting James Armstrong, WestRock’s Vice President—Investor Relations, at (470) 328-6327. Copies of the documents filed with the SEC by KapStone will be available free of charge on KapStone’s website at www.kapstonepaper.com under the heading “SEC Filings” within the “Investors” section of KapStone’s website or by contacting Andrea K. Tarbox, KapStone’s Executive Vice President and Chief Financial Officer, at (847) 239-8812.

Participants in the Solicitation

KapStone, WestRock, their respective directors and executive officers, certain other members of KapStone’s and WestRock’s respective management and certain of KapStone’s and WestRock’s respective employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of KapStone is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 5, 2017, and its annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 23, 2018, and information about the directors and executive officers of WestRock is set forth in its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on December 19, 2017, and its annual report on Form 10-K for the fiscal year ended September 30, 2017, which was filed with the SEC on November 20, 2017. Each of these documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ KATHRYN D. INGRAHAM
Name: Kathryn D. Ingraham
Title: Vice President, Secretary and General Counsel